UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08476

                    The Gabelli Global Multimedia Trust Inc.
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                 (THE GABELLI GLOBAL MULTIMEDIA TRUST INC. LOGO)

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                                  Annual Report
                                December 31, 2008

TO OUR SHAREHOLDERS,

     The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio managers' commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

     Enclosed are the audited financial statements and the investment portfolio as of December 31, 2008.

COMPARATIVE RESULTS

              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2008 (a)

                                                                                                    Since
                                                                                                  Inception
                                                Quarter    1 Year    3 Year   5 Year   10 Year   (11/15/94)
                                                -------   -------   -------   ------   -------   ----------
GABELLI GLOBAL MULTIMEDIA TRUST
   NAV TOTAL RETURN (b) .....................   (36.48)%  (60.00)%  (18.54)%  (8.73)%   (2.08)%     4.16%
   INVESTMENT TOTAL RETURN (c) ..............   (37.06)   (62.65)   (19.03)   (8.84)    (2.33)      3.38
Nasdaq Composite Index ......................   (24.61)   (40.54)   (10.58)   (4.67)    (3.24)      5.25
MSCI World Free Index .......................   (21.77)   (40.71)    (8.10)   (0.51)    (0.65)      4.52(d)
Lipper Global Multi-Cap Growth Fund Average..   (23.04)   (45.18)    (8.76)   (0.90)     0.11       5.10

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE NASDAQ COMPOSITE AND MSCI WORLD FREE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. THE LIPPER GLOBAL MULTI-CAP GROWTH FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE AND MSCI WORLD FREE INDICES. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN THE NET ASSET VALUE ("NAV") PER SHARE, REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, AND ADJUSTMENTS FOR RIGHTS OFFERINGS AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $7.50.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $7.50.

(d) FROM NOVEMBER 30, 1994, THE DATE CLOSEST TO THE FUND'S INCEPTION FOR WHICH DATA IS AVAILABLE.

                                        Sincerely yours,


                                        /s/ Bruce N. Alpert
                                        Bruce N. Alpert
                                        President

February 20, 2009

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2008:

Entertainment .......................    18.2%
U.S. Government Obligations .........    15.3%
Cable ...............................    11.0%
Broadcasting ........................     7.1%
Telecommunications: National ........     7.0%
Hotels and Gaming ...................     6.8%
Telecommunications: Regional ........     6.5%
Wireless Communications .............     5.3%
Publishing ..........................     4.4%
Computer Software and Services ......     3.9%
Satellite ...........................     2.5%
Telecommunications: Long Distance ...     2.2%
Retail ..............................     1.6%
Equipment ...........................     1.5%
Diversified Industrial ..............     1.3%
Computer Hardware ...................     1.0%
Consumer Services ...................     1.0%
Consumer Products ...................     0.9%
Business Services ...................     0.9%
Business Services: Advertising ......     0.7%
Electronics .........................     0.5%
Food and Beverage ...................     0.2%
Energy and Utilities ................     0.1%
Financial Services ..................     0.1%
                                        -----
                                        100.0%
                                        =====

     THE GABELLI GLOBAL MULTIMEDIA TRUST INC. (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2008. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

The Annual Meeting of The Gabelli Global Multimedia Trust's shareholders will be held on Monday, May 18, 2009 at the Greenwich Library in Greenwich, Connecticut.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008

   SHARES                                                               COST       MARKET VALUE
------------                                                        ------------   ------------
               COMMON STOCKS -- 84.7%
               DISTRIBUTION COMPANIES -- 52.7%
               BROADCASTING -- 7.1%
       1,300   Asahi Broadcasting Corp. .........................   $     53,834   $    145,847
       6,000   CanWest Global Communications Corp.+ (a) .........         52,331          3,536
      12,000   CanWest Global Communications Corp., Cl. A+ ......         82,710          5,832
      18,000   CanWest Global Communications Corp.,
                  Sub-Voting+ ...................................         82,556         11,373
      58,000   CBS Corp., Cl. A .................................        671,985        477,920
       6,400   Chubu-Nippon Broadcasting Co. Ltd. ...............         46,376         49,421
       5,000   Citadel Broadcasting Corp.+ ......................         14,028            800
      20,000   Cogeco Inc. ......................................        388,830        403,402
       2,000   Corus Entertainment Inc., Cl. B, New York ........          5,257         22,940
      13,000   Corus Entertainment Inc., Cl. B, Toronto .........         26,464        147,112
       9,000   Cox Radio Inc., Cl. A+ ...........................         55,500         54,090
      90,000   Discovery Communications Inc., Cl. A+ ............      1,260,382      1,274,400
      60,000   Discovery Communications Inc., Cl. C+ ............        544,983        803,400
      24,000   Fisher Communications Inc. .......................      1,080,334        495,360
          28   Fuji Television Network Inc. .....................         61,010         39,568
      55,000   Gray Television Inc. .............................        468,754         22,000
       9,000   Gray Television Inc., Cl. A ......................         94,493          5,220
      10,000   Grupo Radio Centro SAB de CV, ADR ................         46,871         85,750
      40,000   Hearst-Argyle Television Inc. ....................        364,701        242,400
       4,550   Lagardere SCA ....................................        100,163        183,417
      34,000   LIN TV Corp., Cl. A+ .............................        166,417         37,060
       4,000   M6 Metropole Television ..........................         35,208         76,981
       8,566   Media Prima Berhad ...............................          1,353          2,748
       4,500   Nippon Television Network Corp. ..................        644,544        469,112
       4,650   NRJ Group ........................................         22,694         34,064
       1,000   NTN Buzztime Inc.+ ...............................            862            130
         500   Radio One Inc., Cl. A+ ...........................          5,510            225
       3,500   RTL Group SA .....................................        134,552        206,770
       1,906   Saga Communications Inc., Cl. A+ .................          9,709          3,145
      83,000   Salem Communications Corp., Cl. A+ ...............        714,201         62,250
      78,000   Sinclair Broadcast Group Inc., Cl. A .............        800,416        241,800
      25,000   Societe Television Francaise 1 ...................        249,649        362,802
       2,000   Spanish Broadcasting System Inc., Cl. A+ .........            930            194
      50,000   Television Broadcasts Ltd. .......................        187,673        162,899
     138,000   Tokyo Broadcasting System Inc. ...................      2,607,608      2,076,470
         258   TV Asahi Corp. ...................................        434,628        342,956
     240,000   TV Azteca SA de CV, CPO ..........................         58,305         95,317
      26,000   UTV Media plc ....................................        105,595         41,120
      40,000   Young Broadcasting Inc., Cl. A+ ..................        147,179          1,284
                                                                    ------------   ------------
                                                                      11,828,595      8,691,115
                                                                    ------------   ------------

   SHARES                                                               COST       MARKET VALUE
------------                                                        ------------   ------------
               BUSINESS SERVICES -- 0.9%
      15,000   BB Holdings Ltd.+ ................................   $     60,294   $     38,625
      11,244   Cockleshell Ltd.+ ................................              0          8,649
       1,000   Convergys Corp.+ .................................         17,738          6,410
     100,000   Ideation Acquisition Corp.+ ......................        800,000        728,000
       6,000   Impellam Group plc+ ..............................          8,600          2,070
       8,000   Interactive Data Corp. ...........................         52,250        197,280
       3,000   Moody's Corp. ....................................         72,575         60,270
       2,040   Shellproof Ltd.+ .................................          2,016          1,422
       1,500   Shellshock Ltd.+ .................................            851          1,197
                                                                    ------------   ------------
                                                                       1,014,324      1,043,923
                                                                    ------------   ------------
               CABLE -- 11.0%
      16,578   Austar United Communications Ltd.+ ...............         16,894          8,553
     241,000   Cablevision Systems Corp., Cl. A .................      2,678,314      4,058,440
     500,000   Charter Communications Inc., Cl. A+ ..............      1,597,670         40,900
      38,500   Cogeco Cable Inc. ................................        789,219      1,076,253
      34,000   Comcast Corp., Cl. A .............................        540,308        573,920
      10,000   Comcast Corp., Cl. A, Special ....................         50,471        161,500
      15,000   Mediacom Communications Corp., Cl. A+ ............        126,904         64,500
     146,690   Rogers Communications Inc., Cl. B, New York ......        941,439      4,412,435
      19,310   Rogers Communications Inc., Cl. B, Toronto .......        148,207        572,339
      38,000   Scripps Networks Interactive Inc., Cl. A .........      1,645,091        836,000
      20,000   Shaw Communications Inc., Cl. B, New York ........         94,046        353,600
      78,000   Shaw Communications Inc., Cl. B, Toronto .........        105,571      1,365,395
                                                                    ------------   ------------
                                                                       8,734,134     13,523,835
                                                                    ------------   ------------
               CONSUMER SERVICES -- 1.0%
       1,000   1-800-FLOWERS.COM Inc., Cl. A+ ...................          9,790          3,820
       4,000   Bowlin Travel Centers Inc.+ ......................          3,022          4,700
      20,000   H&R Block Inc. ...................................        258,838        454,400
      25,000   IAC/InterActiveCorp.+ ............................        598,480        393,250
     110,000   Liberty Media Corp. - Interactive, Cl. A+ ........        706,496        343,200
       4,000   TiVo Inc.+ .......................................         27,943         28,640
                                                                    ------------   ------------
                                                                       1,604,569      1,228,010
                                                                    ------------   ------------
               DIVERSIFIED INDUSTRIAL -- 1.3%
      27,500   Bouygues SA ......................................        721,862      1,154,434
      18,432   Contax Participacoes SA, ADR .....................          7,571         13,824
      25,000   General Electric Co. .............................        913,850        405,000
       7,700   Hutchison Whampoa Ltd. ...........................         71,267         38,598
       7,908   Malaysian Resources Corp. Berhad .................         35,568          1,611
                                                                    ------------   ------------
                                                                       1,750,118      1,613,467
                                                                    ------------   ------------
               ENERGY AND UTILITIES -- 0.1%
      10,000   El Paso Electric Co.+ ............................         80,438        180,900
                                                                    ------------   ------------

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

   SHARES                                                               COST       MARKET VALUE
------------                                                        ------------   ------------
               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES (CONTINUED)
               ENTERTAINMENT -- 4.4%
       1,000   Blockbuster Inc., Cl. A+ .........................   $      3,480   $      1,260
       2,800   British Sky Broadcasting Group plc, ADR ..........         50,468         79,520
      12,000   Canal+ Groupe ....................................         10,818         68,724
       4,005   Chestnut Hill Ventures+ (a) ......................        241,092        134,888
     328,000   Grupo Televisa SA, ADR ...........................      5,823,747      4,900,320
       6,000   Regal Entertainment Group, Cl. A .................         80,555         61,260
      20,000   Take-Two Interactive Software Inc. ...............        179,238        151,200
                                                                    ------------   ------------
                                                                       6,389,398      5,397,172
                                                                    ------------   ------------
               EQUIPMENT -- 1.5%
      11,000   American Tower Corp., Cl. A+ .....................        131,710        322,520
       2,000   Amphenol Corp., Cl. A ............................          7,794         47,960
      78,000   Corning Inc. .....................................        654,599        743,340
         500   L-3 Communications Holdings Inc. .................          5,500         36,890
      50,000   Motorola Inc. ....................................        538,801        221,500
      15,000   Nextwave Wireless Inc.+ ..........................         27,320          1,350
       3,000   Nortel Networks Corp., New York+ .................          1,590            780
       2,093   Nortel Networks Corp., Toronto+ ..................         56,394            543
      10,000   QUALCOMM Inc. ....................................         24,966        358,300
      40,000   Sycamore Networks Inc.+ ..........................        136,260        107,600
       2,000   The Furukawa Electric Co. Ltd. ...................          7,419          9,465
                                                                    ------------   ------------
                                                                       1,592,353      1,850,248
                                                                    ------------   ------------
               FINANCIAL SERVICES -- 0.1%
       3,000   Interactive Brokers Group Inc., Cl. A+ ...........         68,739         53,670
       3,000   Tree.com Inc.+ ...................................         23,302          7,800
                                                                    ------------   ------------
                                                                          92,041         61,470
                                                                    ------------   ------------
               FOOD AND BEVERAGE -- 0.2%
       5,282   Compass Group plc ................................         37,648         26,124
       2,498   Pernod-Ricard SA .................................        175,325        183,930
                                                                    ------------   ------------
                                                                         212,973        210,054
                                                                    ------------   ------------
               RETAIL -- 1.6%
      65,000   Best Buy Co. Inc. ................................      2,768,494      1,827,150
      18,000   HSN Inc.+ ........................................        302,931        130,860
       6,000   Ticketmaster Entertainment Inc.+ .................        180,599         38,520
                                                                    ------------   ------------
                                                                       3,252,024      1,996,530
                                                                    ------------   ------------
               SATELLITE -- 2.5%
       3,000   Asia Satellite Telecommunications Holdings Ltd. ..          5,693          2,942
      28,000   DISH Network Corp., Cl. A+ .......................        354,924        310,520
       7,000   EchoStar Corp., Cl. A+ ...........................         81,727        104,090
       6,000   PT Indosat Tbk, ADR ..............................         58,079        154,920
          30   SKY Perfect JSAT Holdings Inc. ...................         15,472         14,346
     109,000   The DIRECTV Group Inc.+ ..........................      2,623,313      2,497,190
                                                                    ------------   ------------
                                                                       3,139,208      3,084,008
                                                                    ------------   ------------

   SHARES/
    UNITS                                                               COST       MARKET VALUE
------------                                                        ------------   ------------
               TELECOMMUNICATIONS: LONG DISTANCE -- 2.2%
       8,000   AT&T Inc. ........................................   $    193,324   $    228,000
      45,000   Frontier Communications Corp. ....................        645,109        393,300
      24,000   Philippine Long Distance Telephone Co., ADR ......        329,883      1,126,800
      83,000   Sprint Nextel Corp.+ .............................        697,135        151,890
       1,000   Startec Global Communications Corp.+ (a) .........          4,645              2
     450,000   Telecom Italia SpA ...............................      1,188,204        719,349
       8,000   Windstream Corp. .................................         28,821         73,600
                                                                    ------------   ------------
                                                                       3,087,121      2,692,941
                                                                    ------------   ------------
               TELECOMMUNICATIONS: NATIONAL -- 7.0%
       9,000   BT Group plc, ADR ................................        375,870        179,820
       5,000   China Telecom Corp. Ltd., ADR ....................        126,250        190,250
       5,000   China Unicom Hong Kong Ltd., ADR .................         38,450         61,000
      89,000   Deutsche Telekom AG, ADR .........................      1,151,660      1,361,700
      40,000   Elisa Oyj ........................................        378,848        683,903
       1,000   FairPoint Communications Inc. ....................         10,135          3,280
       3,000   France Telecom SA, ADR ...........................         48,120         84,210
       3,305   Hellenic Telecommunications Organization SA ......         39,578         54,670
         500   Magyar Telekom
                  Telecommunications plc, ADR ...................          9,650          7,020
          50   Nippon Telegraph & Telephone Corp. ...............        230,089        258,136
       3,000   PT Telekomunikasi Indonesia, ADR .................         12,340         75,210
       6,000   Rostelecom, ADR ..................................         41,408        332,880
      34,000   Swisscom AG, ADR .................................        881,899      1,099,220
       2,844   Telecom Corp. of New Zealand Ltd., ADR ...........         24,405         19,055
      40,000   Telefonica SA, ADR ...............................      1,163,875      2,695,600
      37,000   Telefonos de Mexico SAB de CV, Cl. L, ADR ........        102,138        774,780
      18,172   TeliaSonera AB ...................................         51,070         89,390
      38,000   Telmex Internacional SAB de CV, ADR ..............         72,932        431,680
       2,400   Telstra Corp. Ltd., ADR ..........................         30,324         32,760
      20,000   tw telecom inc.+ .................................        341,155        169,400
         100   Virgin Media Inc. ................................          2,344            499
                                                                    ------------   ------------
                                                                       5,132,540      8,604,463
                                                                    ------------   ------------
               TELECOMMUNICATIONS: REGIONAL -- 6.5%
       1,000   BCE Inc. .........................................         39,422         20,490
       4,266   Bell Aliant Regional Communications
                  Income Fund ...................................         67,481         81,380
       2,537   Bell Aliant Regional Communications
                  Income Fund (a)(b) ............................         40,134         48,397
       4,000   Brasil Telecom Participacoes SA, ADR .............        231,475        154,520
      10,000   CenturyTel Inc. ..................................        307,700        273,300
      80,000   Cincinnati Bell Inc.+ ............................        514,609        154,400
     100,000   Qwest Communications International Inc. ..........        396,720        364,000
      18,432   Tele Norte Leste Participacoes SA, ADR ...........        244,808        256,573
      10,000   Telecom Argentina SA, ADR+ .......................         26,440         76,000

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

   SHARES                                                               COST       MARKET VALUE
------------                                                        ------------   ------------
               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES (CONTINUED)
               TELECOMMUNICATIONS: REGIONAL (CONTINUED)
      65,000   Telephone & Data Systems Inc. ....................   $  2,452,491   $  2,063,750
      50,000   Telephone & Data Systems Inc., Special ...........      1,950,017      1,405,000
      24,000   TELUS Corp. ......................................        439,742        722,625
      10,000   TELUS Corp., Non-Voting ..........................        251,757        284,200
      62,000   Verizon Communications Inc. ......................      2,163,220      2,101,800
                                                                    ------------   ------------
                                                                       9,126,016      8,006,435
                                                                    ------------   ------------
               WIRELESS COMMUNICATIONS -- 5.3%
      59,000   America Movil SAB de CV, Cl. L, ADR ..............        434,078      1,828,410
       8,000   Clearwire Corp., Cl. A+ ..........................        117,075         39,440
       2,513   Grupo Iusacell SA de CV+ .........................          9,492          3,882
         102   Hutchison Telecommunications International Ltd. ..             79             27
     240,000   Jasmine International Public Co. Ltd.+ ...........          5,040          2,553
         900   NTT DoCoMo Inc. ..................................      1,400,085      1,751,351
      30,000   Price Communications Corp., Escrow+ (a) ..........              0              0
      34,000   SK Telecom Co. Ltd., ADR .........................        761,600        618,120
         503   Telemig Celular Participacoes SA, ADR ............         14,537         15,085
       3,178   Tim Participacoes SA, ADR ........................         38,554         39,693
      30,000   United States Cellular Corp.+ ....................      1,127,335      1,297,200
      89,000   Vimpel-Communications, ADR .......................        118,168        637,240
       2,000   Vivo Participacoes SA, ADR .......................         20,648         25,080
       8,000   Vodafone Group plc, ADR ..........................        156,665        163,520
         200   Xanadoo Co.+ .....................................        143,565         52,500
                                                                    ------------   ------------
                                                                       4,346,921      6,474,101
                                                                    ------------   ------------
               TOTAL DISTRIBUTION COMPANIES .....................     61,382,773     64,658,672
                                                                    ------------   ------------
               COPYRIGHT/CREATIVITY COMPANIES -- 32.0%
               BUSINESS SERVICES: ADVERTISING -- 0.7%
      60,000   Clear Channel Outdoor Holdings Inc., Cl. A+ ......      1,235,153        369,000
      20,000   Harte-Hanks Inc. .................................        147,611        124,800
       4,200   Havas SA .........................................         20,733          8,570
       8,000   JC Decaux SA .....................................        196,558        136,725
       2,000   Publicis Groupe ..................................         13,971         51,140
       6,000   R. H. Donnelley Corp.+ ...........................         22,044          2,220
      38,000   The Interpublic Group of Companies Inc.+ .........        373,129        150,480
      29,000   Trans-Lux Corp.+ .................................        212,798         22,330
                                                                    ------------   ------------
                                                                       2,221,997        865,265
                                                                    ------------   ------------
               COMPUTER HARDWARE -- 1.0%
      15,000   Apple Inc.+ ......................................      1,802,815      1,280,250
                                                                    ------------   ------------
               COMPUTER SOFTWARE AND SERVICES -- 3.9%
      66,000   Activision Blizzard Inc.+ ........................        407,347        570,240
      21,500   Alibaba.com Ltd.+ ................................         37,826         15,480
       5,000   America Online Latin America Inc., Cl. A+ (a) ....          2,150             10
       3,000   Atlus Co. Ltd. ...................................         17,662         13,006
      35,000   eBay Inc.+ .......................................        829,566        488,600
       7,000   Google Inc., Cl. A+ ..............................      3,408,130      2,153,550
       8,000   Jupitermedia Corp.+ ..............................          9,654          2,960
       8,000   Limelight Networks Inc.+ .........................         63,854         19,600
     120,000   Yahoo! Inc.+ .....................................      3,317,213      1,464,000
                                                                    ------------   ------------
                                                                       8,093,402      4,727,446
                                                                    ------------   ------------

   SHARES                                                               COST       MARKET VALUE
------------                                                        ------------   ------------
               CONSUMER PRODUCTS -- 0.9%
       3,000   Nintendo Co. Ltd. ................................   $    966,282   $  1,116,933
                                                                    ------------   ------------
               ELECTRONICS -- 0.5%
       3,500   IMAX Corp.+ ......................................         24,453         15,610
      30,000   Intel Corp. ......................................        716,946        439,800
      11,000   LSI Corp.+ .......................................         52,972         36,190
       3,570   Royal Philips Electronics NV .....................         29,368         70,936
       6,000   Zoran Corp.+ .....................................         87,649         40,980
                                                                    ------------   ------------
                                                                         911,388        603,516
                                                                    ------------   ------------
               ENTERTAINMENT -- 13.8%
     235,000   Aruze Corp. ......................................      5,651,620      2,327,965
       6,000   Ascent Media Corp., Cl. A+ .......................        147,293        131,040
       1,161   Corporacion Interamericana de Entretenimiento
                  SAB de CV, Cl. B+ .............................          2,441            830
      20,000   Crown Media Holdings Inc., Cl. A+ ................         81,890         57,000
      25,000   DreamWorks Animation SKG Inc., Cl. A+ ............        601,790        631,500
      70,000   GMM Grammy Public Co. Ltd. .......................         55,457         19,020
      77,843   Liberty Global Inc., Cl. A+ ......................        968,833      1,239,261
      75,000   Liberty Global Inc., Cl. C+ ......................        906,299      1,138,500
      35,500   Liberty Media Corp. - Capital, Cl. A+ ............        127,830        167,205
     142,000   Liberty Media Corp. - Entertainment, Cl. A+ ......        671,107      2,482,160
       1,000   Live Nation Inc.+ ................................         17,269          5,740
      22,891   Macrovision Solutions Corp.+ .....................        434,858        289,571
       1,690   New Motion Inc.+ .................................         12,500          1,944
     100,000   Shaw Brothers (Hong Kong) Ltd. ...................        145,929        165,157
      10,500   STV Group plc+ ...................................        250,707         11,700
       4,000   The Walt Disney Co. ..............................         99,873         90,760
     220,000   Time Warner Inc. .................................      3,289,448      2,213,200
      53,000   Viacom Inc., Cl. A+ ..............................      1,117,913      1,066,360
     150,000   Vivendi ..........................................      4,319,985      4,850,917
       3,000   Warner Music Group Corp. .........................         15,705          9,060
       3,000   World Wrestling Entertainment Inc., Cl. A ........         33,305         33,240
                                                                    ------------   ------------
                                                                      18,952,052     16,932,130
                                                                    ------------   ------------
               HOTELS AND GAMING -- 6.8%
     158,000   Boyd Gaming Corp. ................................      4,090,306        747,340
      90,000   Gaylord Entertainment Co.+ .......................      2,053,373        975,600
       4,500   Greek Organization of Football Prognostics SA ....         48,690        129,358
      65,000   International Game Technology ....................      2,004,305        772,850
      18,000   Interval Leisure Group Inc.+ .....................        349,536         97,020
     474,000   Ladbrokes plc ....................................      4,736,608      1,260,766
     130,000   Las Vegas Sands Corp.+ ...........................      2,752,962        770,900
     120,000   Melco Crown Entertainment Ltd., ADR+ .............        886,236        380,400
      55,000   MGM Mirage+ ......................................      2,075,516        756,800
     175,000   Pinnacle Entertainment Inc.+ .....................      1,069,621      1,344,000
       6,000   Starwood Hotels & Resorts Worldwide Inc. .........        151,088        107,400
       3,000   Wyndham Worldwide Corp. ..........................         50,610         19,650
      23,500   Wynn Resorts Ltd.+ ...............................      1,116,897        993,110
                                                                    ------------   ------------
                                                                      21,385,748      8,355,194
                                                                    ------------   ------------

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

   SHARES                                                               COST       MARKET VALUE
------------                                                        ------------   ------------
               COMMON STOCKS (CONTINUED)
               COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
               PUBLISHING -- 4.4%
      10,000   AH Belo Corp., Cl. A .............................   $    170,274   $     21,800
      20,000   Arnoldo Mondadori Editore SpA ....................         63,827         96,817
     125,000   Belo Corp., Cl. A ................................      1,056,299        195,000
       4,000   Gannett Co. Inc. .................................         72,014         32,000
       1,000   Idearc Inc. ......................................          3,740             85
      90,000   Il Sole 24 Ore ...................................        745,662        283,987
     144,400   Independent News & Media plc .....................        193,226         84,304
         800   John Wiley & Sons Inc., Cl. B ....................          5,693         28,600
      15,000   Lee Enterprises Inc. .............................         51,300          6,150
      15,000   Meredith Corp. ...................................        481,031        256,800
     100,000   Nation Multimedia Group Public Co. Ltd.+ (a) .....         84,677          8,367
      50,000   New Straits Times Press Berhad ...................         35,757         14,090
     210,000   News Corp., Cl. A ................................      2,494,577      1,908,900
      40,000   News Corp., Cl. B ................................        396,739        383,200
     150,000   Oriental Press Group Ltd. ........................         46,315         14,129
       8,000   Playboy Enterprises Inc., Cl. A+ .................         77,525         21,800
     974,000   Post Publishing Public Co. Ltd. (a) ..............         47,100        146,884
       4,000   PRIMEDIA Inc. ....................................          4,530          8,680
       2,360   Sanoma Oyj .......................................         63,150         30,213
       1,000   Scholastic Corp. .................................         16,500         13,580
     252,671   Singapore Press Holdings Ltd. ....................        742,032        545,415
         300   Spir Communication ...............................         23,329          8,253
       3,000   Sun-Times Media Group Inc., Cl. A+ ...............         15,140            150
      14,000   Telegraaf Media Groep NV .........................        264,091        242,285
      20,000   The E.W. Scripps Co., Cl. A ......................        188,666         44,200
      38,000   The McGraw-Hill Companies Inc. ...................      1,217,995        881,220
      11,091   United Business Media Ltd. .......................        123,260         81,086
       3,000   Wolters Kluwer NV ................................         67,969         56,464
                                                                    ------------   ------------
                                                                       8,752,418      5,414,459
                                                                    ------------   ------------
               TOTAL COPYRIGHT/CREATIVITY COMPANIES .............     63,086,102     39,295,193
                                                                    ------------   ------------
               TOTAL COMMON STOCKS ..............................    124,468,875    103,953,865
                                                                    ------------   ------------
               PREFERRED STOCKS -- 0.0%
               BUSINESS SERVICES -- 0.0%
       2,209   Interep National Radio Sales Inc.,
                  4.000% Cv. Pfd.,
                  Ser. A (a)(b)(c)+ .............................        196,201              0
                                                                    ------------   ------------
               WARRANTS -- 0.0%
               BROADCASTING -- 0.0%
       2,250   Granite Broadcasting Corp.,
                  Ser. A, expire 06/04/12+ ......................              0             22
         254   Granite Broadcasting Corp.,
                  Ser. B, expire 06/04/12+ ......................              0              3
                                                                    ------------   ------------
               TOTAL WARRANTS ...................................              0             25
                                                                    ------------   ------------

  PRINCIPAL                                                                           MARKET
   AMOUNT                                                               COST           VALUE
------------                                                        ------------   ------------
               CONVERTIBLE CORPORATE BONDS -- 0.0%
               BUSINESS SERVICES -- 0.0%
$     50,000   BBN Corp., Sub. Deb. Cv.,
                  6.000%, 04/01/12+ (a) .........................   $     49,478   $          0
                                                                    ------------   ------------
               U.S. GOVERNMENT OBLIGATIONS -- 15.3%
               U.S. TREASURY CASH MANAGEMENT BILLS -- 3.2%
   3,936,000   U.S. Treasury Cash Management Bills,
                  0.110% to 0.391%++,
                  04/29/09 to 06/24/09 ..........................      3,933,157      3,933,836
                                                                    ------------   ------------
               U.S. TREASURY BILLS -- 11.5%
  14,117,000   U.S. Treasury Bills,
                  0.020% to 1.898%++,
                  01/02/09 to 06/18/09 ..........................     14,112,756     14,113,115
                                                                    ------------   ------------
               U.S. TREASURY NOTES -- 0.6%
     790,000      4.500%, 04/30/09 ..............................        798,566        801,419
                                                                    ------------   ------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS ................     18,844,479     18,848,370
                                                                    ------------   ------------
TOTAL INVESTMENTS -- 100.0% .....................................   $143,559,033    122,802,260
                                                                    ============
OTHER ASSETS AND LIABILITIES (NET) ..............................                      (401,570)
PREFERRED STOCK
   (972,149 preferred shares outstanding) .......................                   (46,781,225)
                                                                                   ------------
NET ASSETS -- COMMON STOCK
   (13,994,153 common shares outstanding) .......................                  $ 75,619,465
                                                                                   ============
NET ASSET VALUE PER COMMON SHARE
   ($75,619,465 / 13,994,153 shares outstanding) ................                  $       5.40
                                                                                   ============

----------
(a) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2008, the market value of fair valued securities amounted to $342,084 or 0.28% of total investments.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the market value of Rule 144A securities amounted to $48,397 or 0.04% of total investments.

(c)  Illiquid security.

+    Non-income producing security.

++   Represents annualized yield at date of purchase.

ADR  American Depositary Receipt

CPO  Ordinary Participation Certificate

                                            % OF
                                           MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION                  VALUE       VALUE
--------------------------                 ------   ------------
North America ..........................    68.2%   $ 83,697,062
Europe .................................    14.6      17,940,646
Latin America ..........................     7.4       9,141,837
Japan ..................................     7.0       8,614,576
Asia/Pacific ...........................     2.8       3,408,139
                                           -----    ------------
Total Investments ......................   100.0%   $122,802,260
                                           =====    ============

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

ASSETS:
   Investments, at value (cost $143,559,033) .......................................   $122,802,260
   Foreign currency, at value (cost $4,765) ........................................          4,738
   Cash ............................................................................            370
   Receivable for investments sold .................................................      1,654,393
   Dividends and interest receivable ...............................................        177,979
   Deferred offering expense .......................................................         79,217
   Prepaid expense .................................................................          5,964
                                                                                       ------------
   TOTAL ASSETS ....................................................................    124,724,921
                                                                                       ------------
LIABILITIES:
   Payable for investments purchased ...............................................      1,005,130
   Distributions payable ...........................................................         24,469
   Payable for Preferred shares repurchased ........................................          5,834
   Payable for investment advisory fees ............................................         60,608
   Payable for payroll expenses ....................................................         13,926
   Payable for accounting fees .....................................................          7,483
   Unrealized depreciation on swap contracts .......................................        984,393
   Payable for auction agent fees ..................................................         53,280
   Other accrued expenses ..........................................................        169,108
                                                                                       ------------
   TOTAL LIABILITIES ...............................................................      2,324,231
                                                                                       ------------
PREFERRED STOCK:
   Series B Cumulative Preferred Stock (6.00%, $25 liquidation value, $0.001 par value, 1,000,000 shares authorized with 971,249 shares issued and
      outstanding) .................................................................     24,281,225
   Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value,
      $0.001 par value, 1,000 shares authorized with 900 shares issued and
      outstanding) .................................................................     22,500,000
                                                                                       ------------
   TOTAL PREFERRED STOCK ...........................................................     46,781,225
                                                                                       ------------
   NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS ..................................   $ 75,619,465
                                                                                       ============
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS CONSIST OF:
   Paid-in capital, at $0.001 par value ............................................   $107,588,648
   Accumulated distributions in excess of net investment income ....................           (215)
   Accumulated distributions in excess of net realized gain on investments,
      swap contracts, and foreign currency transactions ............................    (10,226,272)
   Net unrealized depreciation on investments ......................................    (20,756,773)
   Net unrealized depreciation on swap contracts ...................................       (984,393)
   Net unrealized depreciation on foreign currency translations ....................         (1,530)
                                                                                       ------------
   NET ASSETS ......................................................................   $ 75,619,465
                                                                                       ============
NET ASSET VALUE PER COMMON SHARE
   ($75,619,465 / 13,994,153 shares outstanding; 196,750,000 shares authorized) ....   $       5.40
                                                                                       ============

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $313,109) ...................................   $   3,956,072
   Interest .......................................................................         190,246
                                                                                      -------------
   TOTAL INVESTMENT INCOME ........................................................       4,146,318
                                                                                      -------------
EXPENSES:
   Investment advisory fees .......................................................       1,898,655
   Shareholder communications expenses ............................................         207,700
   Legal and audit fees ...........................................................         120,120
   Shareholder services fees ......................................................         101,970
   Custodian fees .................................................................          73,397
   Directors' fees ................................................................          67,791
   Auction agent fees .............................................................          62,880
   Accounting fees ................................................................          45,000
   Payroll expenses ...............................................................          31,214
   Interest expense ...............................................................             248
   Miscellaneous expenses .........................................................          54,350
                                                                                      -------------
   TOTAL EXPENSES .................................................................       2,663,325
   Less:
      Advisory fee reduction ......................................................        (494,429)
      Custodian fee credits .......................................................            (585)
                                                                                      -------------
   NET EXPENSES ...................................................................       2,168,311
                                                                                      -------------
   NET INVESTMENT INCOME ..........................................................       1,978,007
                                                                                      -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
   SWAP CONTRACTS, AND FOREIGN CURRENCY:
   Net realized loss on investments ...............................................      (5,230,410)
   Net realized loss on swap contracts ............................................         (78,984)
   Net realized loss on foreign currency transactions .............................         (32,035)
                                                                                      -------------
   Net realized loss on investments, swap contracts, and foreign currency
      transactions ................................................................      (5,341,429)
                                                                                      -------------
   Net change in unrealized appreciation/(depreciation):
      on investments ..............................................................    (111,323,316)
      on swap contracts ...........................................................      (1,000,267)
      on foreign currency translations ............................................          (5,046)
                                                                                      -------------
   Net change in unrealized appreciation/(depreciation) on investments,
      swap contracts, and foreign currency translations ...........................    (112,328,629)
                                                                                      -------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, SWAP CONTRACTS, AND
      FOREIGN CURRENCY ............................................................    (117,670,058)
                                                                                      -------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................    (115,692,051)
                                                                                      -------------
   Total Distributions to Preferred Shareholders ..................................      (2,269,060)
                                                                                      -------------
   NET DECREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS RESULTING FROM
      OPERATIONS ..................................................................   $(117,961,111)
                                                                                      =============

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                       YEAR ENDED          YEAR ENDED
                                                                                   DECEMBER 31, 2008   DECEMBER 31, 2007
                                                                                   -----------------   -----------------
OPERATIONS:
   Net investment income .......................................................     $   1,978,007        $    980,284
   Net realized gain/(loss) on investments, swap contracts, and foreign currency
      transactions .............................................................        (5,341,429)         12,760,725
   Net change in unrealized appreciation/(depreciation) on investments,
      swap contracts, and foreign currency translations ........................      (112,328,629)          3,734,091
                                                                                     -------------        ------------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............      (115,692,051)         17,475,100
                                                                                     -------------        ------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Net investment income .......................................................        (1,847,467)           (292,363)
   Net realized short-term gain ................................................                --            (992,507)
   Net realized long-term gain .................................................                --          (1,532,763)
   Return of capital ...........................................................          (421,593)                 --
                                                                                     -------------        ------------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS ...............................        (2,269,060)         (2,817,633)
                                                                                     -------------        ------------
   NET INCREASE/(DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
      RESULTING FROM OPERATIONS ................................................      (117,961,111)         14,657,467
                                                                                     -------------        ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income .......................................................                --          (1,091,095)
   Net realized short-term gain ................................................                --          (3,681,967)
   Net realized long-term gain .................................................                --          (5,714,592)
   Return of capital ...........................................................        (7,976,877)            (17,111)
                                                                                     -------------        ------------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS ..................................        (7,976,877)        (10,504,765)
                                                                                     -------------        ------------
FUND SHARE TRANSACTIONS:
   Net decrease from repurchase of common shares ...............................           (73,084)           (230,817)
   Net increase in net assets from repurchase of preferred shares ..............           124,267                  --
                                                                                     -------------        ------------
   NET INCREASE/(DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS ..........            51,183            (230,817)
                                                                                     -------------        ------------
   NET INCREASE/(DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS ...      (125,886,805)          3,921,885
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
   Beginning of period .........................................................       201,506,270         197,584,385
                                                                                     -------------        ------------
   End of period (including undistributed net investment income of $0 and
      $0, respectively) ........................................................     $  75,619,465        $201,506,270
                                                                                     =============        ============

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                --------------------------------------------------
                                                                                  2008       2007      2006       2005      2004
                                                                                --------  ---------  --------  ---------  --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ......................................  $14.39    $14.09     $11.77    $12.27     $10.56
                                                                                ------    ------     ------    ------     ------
   Net investment income .....................................................    0.14      0.10       0.29      0.16       0.04
   Net realized and unrealized gain/(loss) on investments, swap contracts, and
      foreign currency transactions ..........................................   (8.41)     1.15       2.85      0.09       1.79
                                                                                ------    ------     ------    ------     ------
   Total from investment operations ..........................................   (8.27)     1.25       3.14      0.25       1.83
                                                                                ------    ------     ------    ------     ------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:(A)
   Net investment income .....................................................   (0.13)    (0.02)     (0.07)    (0.03)     (0.04)
   Net realized gain .........................................................      --     (0.18)     (0.12)    (0.13)     (0.09)
   Return of capital .........................................................   (0.03)       --         --        --         --
                                                                                ------    ------     ------    ------     ------
   Total distributions to preferred shareholders .............................   (0.16)    (0.20)     (0.19)    (0.16)     (0.13)
                                                                                ------    ------     ------    ------     ------
   NET INCREASE/(DECREASE) IN NET ASSETS ATTRIBUTABLE TO
      COMMON SHAREHOLDERS RESULTING FROM OPERATIONS ..........................   (8.43)     1.05       2.95      0.09       1.70
                                                                                ------    ------     ------    ------     ------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income .....................................................      --     (0.08)     (0.23)    (0.12)        --
   Net realized gain .........................................................      --     (0.67)     (0.40)    (0.48)        --
   Return of capital .........................................................   (0.57)    (0.00)(e)     --        --         --
                                                                                ------    ------     ------    ------     ------
   Total distributions to common shareholders ................................   (0.57)    (0.75)     (0.63)    (0.60)        --
                                                                                ------    ------     ------    ------     ------
FUND SHARE TRANSACTIONS:
   Increase in net asset value from repurchase of common shares ..............    0.00(e)   0.00(e)    0.00(e)   0.01       0.01
   Increase in net asset value from repurchase of preferred shares ...........    0.01        --         --        --       0.00(e)
   Offering expenses charged to paid-in capital ..............................      --        --         --     (0.00)(e)     --
                                                                                ------    ------     ------    ------     ------
   Total fund share transactions .............................................    0.01      0.00(e)    0.00(e)   0.01       0.01
                                                                                ------    ------     ------    ------     ------
   NET ASSET VALUE ATTRIBUTABLE TO COMMON SHAREHOLDERS, END OF PERIOD ........  $ 5.40    $14.39     $14.09    $11.77     $12.27
                                                                                ======    ======     ======    ======     ======
   NAV total return + ........................................................  (59.40)%    8.03%     26.65%      1.6%      16.2%
                                                                                ======    ======     ======    ======     ======
   Market value, end of period ...............................................  $ 4.45    $12.89     $12.27    $10.15     $10.68
                                                                                ======    ======     ======    ======     ======
   Investment total return ++ ................................................  (62.65)%   11.13%     27.89%      0.7%      17.8%
                                                                                ======    ======     ======    ======     ======

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                --------------------------------------------------
                                                                                  2008       2007      2006       2005      2004
                                                                                --------  ---------  --------  ---------  --------
RATIOS AND SUPPLEMENTAL DATA:
   Net assets including liquidation value of preferred shares, end of period
      (in 000's) .............................................................  $122,401   $251,334  $247,412   $214,907  $223,739
   Net assets attributable to common shares, end of period (in 000's) ........  $ 75,619   $201,506  $197,584   $165,079  $173,912
   Ratio of net investment income to average net assets attributable to
      common shares before preferred share distributions .....................      1.40%      0.46%     2.17%      1.44%     0.71%
   Ratio of operating expenses to average net assets attributable to common
      shares before fees waived ..............................................      1.89%        --        --         --        --
   Ratio of operating expenses to average net assets attributable to common
      shares net of advisory fee reduction, if any (b) .......................      1.54%      1.62%     1.79%      1.55%     1.87%
   Ratio of operating expenses to average net assets including liquidation
      value of preferred shares before fees waived ...........................      1.40%        --        --         --        --
   Ratio of operating expenses to average net assets including liquidation
      value of preferred shares net of advisory fee reduction, if any (b) ....      1.14%      1.32%     1.39%      1.20%     1.41%
   Portfolio turnover rate +++ ...............................................      14.5%      14.5%      9.8%      12.4%      7.5%
PREFERRED STOCK:
   6.00% SERIES B CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ...............................  $ 24,281   $ 24,828  $ 24,828   $ 24,828  $ 24,828
   Total shares outstanding (in 000's) .......................................       971        993       993        993       993
   Liquidation preference per share ..........................................  $  25.00   $  25.00  $  25.00   $  25.00  $  25.00
   Average market value (c) ..................................................  $  22.59   $  24.14  $  24.12   $  25.00  $  24.84
   Asset coverage per share ..................................................  $  65.41   $ 126.10  $ 124.13   $ 107.83  $ 112.26
   SERIES C AUCTION RATE CUMULATIVE PREFERRED STOCK
   Liquidation value, end of period (in 000's) ...............................  $ 22,500   $ 25,000  $ 25,000   $ 25,000  $ 25,000
   Total shares outstanding (in 000's) .......................................         1          1         1          1         1
   Liquidation preference per share ..........................................  $ 25,000   $ 25,000  $ 25,000   $ 25,000  $ 25,000
   Average market value (c) ..................................................  $ 25,000   $ 25,000  $ 25,000   $ 25,000  $ 25,000
   Asset coverage per share ..................................................  $ 65,411   $126,101  $124,134   $107,825  $112,257
   ASSET COVERAGE (d) ........................................................       262%       504%      497%       431%      449%

----------
+ Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan.

++ Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan.

+++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, 2005, and 2004 would have been 14.8%, 16.5%, 14.5%, and 8.9%, respectively.

(a) Calculated based upon average common shares outstanding on the record dates throughout the year.

(b) For the years ended December 31, 2008, 2007, 2006, and 2005, the effect of the custodian fee credits was minimal.

(c)  Based on weekly prices.

(d)  Asset coverage is calculated by combining all series of preferred stock.

(e)  Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Global Multimedia Trust Inc. (the "Fund") is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced investment operations on November 15, 1994. The Fund's primary objective is long-term growth of capital with income as a secondary objective.

     The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the "80% Policy"). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS 157") clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities;

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

     - Level 3 - significant unobservable inputs (including the Fund's determinations as to the fair value of investments).

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund's investments and other financial instruments, by inputs used to value the Fund's investments as of December 31, 2008 is, as follows:

                                                                 OTHER FINANCIAL
                                                INVESTMENTS IN     INSTRUMENTS
                                                  SECURITIES       (UNREALIZED
                                                (MARKET VALUE)    DEPRECIATION)*
VALUATION INPUTS                                    ASSETS         LIABILITIES
----------------                                --------------   ---------------
Level 1 - Quoted Prices                          $103,611,805             --
Level 2 - Other Significant Observable Inputs      18,908,671      $(984,393)
Level 3 - Significant Unobservable Inputs             281,784             --
                                                 ------------      ---------
Total                                            $122,802,260      $(984,393)
                                                 ============      =========

----------
* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swaps which are valued at the unrealized appreciation/depreciation on the investment.

     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                              INVESTMENTS IN
                                                                SECURITIES
                                                              (MARKET VALUE)
                                                              --------------
BALANCE AS OF 12/31/07                                           $114,186
Accrued discounts/(premiums)                                           --
Realized gain/(loss)                                                2,573
Change in unrealized appreciation/(depreciation)+                  20,704
Net purchases/(sales)                                              (2,573)
Transfers in and/or out of Level 3                                146,894
                                                                 --------
BALANCE AS OF 12/31/08                                           $281,784
                                                                 ========
Net change in unrealized appreciation/(depreciation) during
   the period on Level 3 investments held at 12/31/08+           $(76,410)
                                                                 ========

----------
+ Net change in unrealized appreciation/(depreciation) is included in the related amounts on investments in the Statement of Operations.

     In March 2008, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund's financial statement disclosures.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, are at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2008, there were no open repurchase agreements.

     SWAP AGREEMENTS. The Fund may enter into interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Series C Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

     The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized below.

     Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

     The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2008 are as follows:

  NOTIONAL                    FLOATING RATE*      TERMINATION   NET UNREALIZED
   AMOUNT     FIXED RATE   (RATE RESET MONTHLY)       DATE       DEPRECIATION
-----------   ----------   --------------------   -----------   --------------
$10,000,000      4.32%           1.89875%           04/04/13      $(984,393)

----------
*    Based on LIBOR (London Interbank Offered Rate).

     FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2008, there were no open futures contracts.

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2008, there were no open forward foreign exchange contracts.

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

     FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

     RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

     CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee of 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in "interest expense" in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2008, reclassifications were made to increase accumulated distributions in excess of net investment income by $114,298 and to decrease accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions by $114,537, with an offsetting adjustment to paid-in capital.

     Distributions to shareholders of the Fund's 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

     The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

                                                          YEAR ENDED                YEAR ENDED
                                                      DECEMBER 31, 2008          DECEMBER 31, 2007
                                                   -----------------------   ------------------------
                                                     COMMON      PREFERRED      COMMON      PREFERRED
                                                   ----------   ----------   -----------   ----------
DISTRIBUTIONS PAID FROM:
Ordinary income
   (inclusive of short-term capital gains) .....           --   $1,847,467   $ 4,842,031   $1,300,869
Net long-term capital gains ....................           --           --     5,645,623    1,516,764
Return of capital ..............................   $7,976,877      421,593        17,111           --
                                                   ----------   ----------   -----------   ----------
Total distributions paid .......................   $7,976,877   $2,269,060   $10,504,765   $2,817,633
                                                   ==========   ==========   ===========   ==========

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

     At December 31, 2008, the difference between book basis and tax basis unrealized depreciation was primarily due to deferral of losses from wash sales for tax purposes and five year qualified tax gains.

     As of December 31, 2008, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards ...............................   $ (5,028,031)
Net unrealized depreciation on investments and swap contracts ........    (26,915,152)
Net unrealized depreciation on foreign currency translations .........         (1,531)
Other temporary differences* .........................................        (24,469)
                                                                         ------------
Total ................................................................   $(31,969,183)
                                                                         ============

----------
* Other temporary differences are primarily due to adjustments on dividend payables.

     At December 31, 2008, the Fund had net capital loss carryforwards for federal income tax purposes of $5,028,031 which are available to reduce future required distributions of net capital gains to shareholders through 2016.

     The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation/depreciation at December 31, 2008:

                                         GROSS          GROSS
                                      UNREALIZED     UNREALIZED    NET UNREALIZED
                          COST       APPRECIATION   DEPRECIATION    DEPRECIATION
                      ------------   ------------   ------------   --------------
Investments .......   $148,746,543   $21,395,506    $(48,310,658)  $(26,915,152)

     FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax benefit or expense in the current year. In accordance with FIN 48, management has analyzed the Fund's tax positions taken on the federal and state income tax returns for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements. Management's determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations, and interpretations thereof.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the year.

     The Fund's total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the year ended December 31, 2008, the Fund's total return on the NAV of the common shares did not exceed the stated dividend rate or net swap expense on any of the outstanding Preferred Stock. Thus, management fees with respect to the liquidation value of the preferred share assets were reduced by $494,429.

     During the year ended December 31, 2008, the Fund paid brokerage commissions on security trades of $61,722 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

     The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2008, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser) and

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

pays its allocated portion of the cost of the Fund's Chief Compliance Officer. For the year ended December 31, 2008 the Fund paid or accrued $31,214, which is included in payroll expenses in the Statement of Operations.

     The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $1,000. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2008, other than short-term securities and U.S. Government obligations, aggregated $22,880,427 and $42,847,769, respectively.

     Purchases and sales of U.S. Government obligations for the year ended December 31, 2008, other than short-term obligations, aggregated $3,222,494 and $17,390,000, respectively.

5. CAPITAL. The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,700,000 shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2008, the Fund repurchased 7,200 shares of its common stock in the open market at a cost of $73,084 and an average discount of approximately 12.96% from its NAV. All shares of common stock repurchased have been retired.

     Transactions in common stock were as follows:

                                                          YEAR ENDED             YEAR ENDED
                                                       DECEMBER 31, 2008     DECEMBER 31, 2007
                                                      ------------------   ---------------------
                                                       SHARES    AMOUNT     SHARES      AMOUNT
                                                      -------   --------   --------   ----------
Net decrease from repurchase of common shares .....   (7,200)   $(73,084)  (17,000)   $(230,817)

     The Fund's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6.00% Series B and Series C Auction Rate Cumulative Preferred Stock at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     At the Fund's November 14, 2007 Board meeting, the Board approved the filing of a shelf registration with the SEC which will give the Fund the ability to offer additional preferred shares. The shelf registration was declared effective by the SEC on June 12, 2008.

     On March 31, 2003, the Fund received net proceeds of $24,009,966 (after underwriting discounts of $787,500 and offering expenses of $202,534) from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock. Commencing April 2, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Series B Cumulative Preferred Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of 6.00% Series B Cumulative Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2008, the Fund repurchased 21,851 shares of 6.00% Series B Cumulative Preferred Stock in the open market at a cost of $422,008 and an average discount of approximately 22.79% from its liquidation preference. All shares of 6.00% Series B Cumulative Preferred Stock repurchased have been retired. At December 31, 2008, 971,249 shares of 6.00% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $24,281.

     On March 31, 2003, the Fund received net proceeds of $24,547,465 (after underwriting discounts of $250,000 and offering expenses of $202,535) from the public offering of 1,000 shares of Series C Auction Rate Cumulative Preferred Stock ("Series C Stock"). The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008, the number of Series C Stock subject to bid orders by potential holders has been less than the number of Series C Stock subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the Series C Stock for which they have submitted sell orders. The current maximum rate is 150% of the "AA" Financial Composite Commercial Paper Rate

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

on the date of such auction. The dividend rates of Series C Stock ranged from 0.135% to 6.000% for the year ended December 31, 2008. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series C Stock may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series C Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2008, the Fund redeemed 100 shares of Series C Stock. Shareholders received the redemption price of $25,000 per share, which was equal to the liquidation preference, together with any accumulated and unpaid dividends, for each share redeemed. At December 31, 2008, 900 shares of Series C Stock were outstanding with an annualized dividend rate of 0.300% per share and accrued dividends amounted to $188.

     The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund's outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve certain other actions, including changes in the Fund's investment objectives or fundamental investment policies.

6. INDUSTRY CONCENTRATION. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. OTHER MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC and to cease and desist from future violations of the above referenced federal securities laws. The settlement is not expected to impact the Fund and will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

     In a separate matter, on January 12, 2009, the SEC issued an administrative action approving a final settlement of a previously disclosed matter with the Adviser involving compliance with Section 19(a) of the Investment Company Act of 1940 and Rule 19a-1 thereunder by two closed-end funds. These provisions require registered investment companies when making a distribution in the nature of a dividend from sources other than net investment income to contemporaneously provide written statements to shareholders, which adequately disclose the source or sources of such distribution. While the two funds sent annual statements and provided other materials containing this information, the shareholders did not receive the notices required by Rule 19a-1 with any of the distributions that were made for 2002 and 2003. The Adviser believes that the funds have been in compliance with Section 19(a) and Rule 19a-1 since the beginning of 2004. As part of the settlement, in which the Adviser neither admits nor denies the findings by the SEC, the Adviser agreed to pay a civil monetary penalty of $450,000 and to cease and desist from causing violations of Section 19(a) and Rule 19a-1. In connection with the settlement, the SEC noted the remedial actions previously undertaken by the Adviser. The staff's notice to the Adviser did not relate to the Fund.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Gabelli Global Multimedia Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Multimedia Trust Inc. (hereafter referred to as the "Trust") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 27, 2009

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ADDITIONAL FUND INFORMATION (UNAUDITED)

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Multimedia Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

                                               NUMBER OF
                                TERM OF      FUNDS IN FUND
    NAME, POSITION(S)         OFFICE AND        COMPLEX
        ADDRESS(1)             LENGTH OF      OVERSEEN BY         PRINCIPAL OCCUPATION(S)         OTHER DIRECTORSHIPS
         AND AGE            TIME SERVED(2)      DIRECTOR          DURING PAST FIVE YEARS          HELD BY DIRECTOR(5)
    -----------------       --------------   -------------   --------------------------------   -----------------------
INTERESTED DIRECTORS(3):

MARIO J. GABELLI             Since 1994**          26        Chairman and Chief Executive       Director of Morgan
Director and                                                 Officer of GAMCO Investors, Inc.   Group Holdings, Inc.
Chief Investment Officer                                     and Chief Investment Officer -     (holding company);
Age: 66                                                      Value Portfolios of Gabelli        Chairman of the Board
                                                             Funds, LLC and GAMCO Asset         of LICT Corp.
                                                             Management Inc.; Director/         (multimedia and
                                                             Trustee or Chief Investment        communication services
                                                             Officer of other registered        company)
                                                             investment companies in the
                                                             Gabelli/ GAMCO Funds complex;
                                                             Chairman and Chief Executive
                                                             Officer of GGCP, Inc.

INDEPENDENT DIRECTORS(6):

THOMAS E. BRATTER            Since 1994**           4        Director, President, and Founder              --
Director                                                     of The John Dewey Academy
Age: 69                                                      (residential college preparatory
                                                             therapeutic high school)

ANTHONY J. COLAVITA(4)       Since 2001**          36        Partner in the law firm of                    --
Director                                                     Anthony J. Colavita, P.C.
Age: 73

JAMES P. CONN(4)             Since 1994*           18        Former Managing Director and                  --
Director                                                     Chief Investment Officer of
Age: 70                                                      Financial Security Assurance
                                                             Holdings Ltd. (insurance holding
                                                             company) (1992-1998)

FRANK J. FAHRENKOPF JR.      Since 1999***          6        President and Chief Executive                 --
Director                                                     Officer of the American Gaming
Age: 69                                                      Association; Co-Chairman of the
                                                             Commission on Presidential
                                                             Debates; Former Chairman of the
                                                             Republican National Committee
                                                             (1983-1989)

ANTHONY R. PUSTORINO         Since 1994*           13        Certified Public Accountant;       Director of The LGL
Director                                                     Professor Emeritus, Pace           Group, Inc.
Age: 83                                                      University                         (diversified
                                                                                                manufacturing)

WERNER J. ROEDER, MD         Since 1999***         22        Medical Director of Lawrence                  --
Director                                                     Hospital and practicing private
Age: 68                                                      physician

SALVATORE J. ZIZZA           Since 1994***         28        Chairman of Zizza & Co., Ltd.      Director of Hollis-Eden
Director                                                     (consulting)                       Pharmaceuticals
Age: 63                                                                                         (biotechnology) and
                                                                                                Earl Scheib, Inc.
                                                                                                (automotive services)

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)

                               TERM OF
    NAME, POSITION(S)        OFFICE AND
       ADDRESS(1)             LENGTH OF                             PRINCIPAL OCCUPATION(S)
         AND AGE           TIME SERVED(2)                            DURING PAST FIVE YEARS
------------------------   --------------   -----------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT              Since 2003     Executive Vice President and Chief Operating Officer of Gabelli Funds,
President                                   LLC since 1988 and an officer of all of the registered investment
Age: 57                                     companies in the Gabelli/GAMCO Funds complex; Director and President of the Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.) since 1998

LAURISSA M. MARTIRE          Since 2004     Vice President of The Gabelli Convertible and Income Securities Fund
Vice President and                          Inc. since 2004; Assistant Vice President of GAMCO Investors, Inc.
Ombudsman                                   since 2003; Prior to 2003, Sales Assistant for GAMCO Investors, Inc.
Age: 32

AGNES MULLADY                Since 2006     Vice President of Gabelli Funds, LLC since 2007; Officer of all of the
Treasurer                                   registered investment companies in the Gabelli/GAMCO Funds complex;
and Secretary                               Senior Vice President of U.S. Trust Company, N.A. and Treasurer and
Age: 50                                     Chief Financial Officer of Excelsior Funds from 2004 through 2005;
                                            Chief Financial Officer of AMIC Distribution Partners from 2002 through
                                            2004

PETER D. GOLDSTEIN           Since 2004     Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004;
Chief Compliance Officer                    Chief Compliance Officer of all of the registered investment companies
Age: 55                                     in the Gabelli/GAMCO Funds complex; Vice President of Goldman Sachs
                                            Asset Management from 2000 through 2004

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

     * - Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     ** - Term expires at the Fund's 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     *** - Term expires at the Fund's 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) "Interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Gabelli is considered an "interested person" because of his affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser, and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of common shares of the Fund.

(4)  Represents holders of the Fund's Preferred Stock.

(5) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(6) Directors who are not interested persons are considered "Independent" Directors.

CERTIFICATIONS

     The Fund's Chief Executive Officer has certified to the New York Stock Exchange ("NYSE") that, as of June 17, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2008

CASH DIVIDENDS AND DISTRIBUTIONS

                          TOTAL AMOUNT    ORDINARY
 PAYABLE        RECORD        PAID       INVESTMENT    RETURN OF       DIVIDEND
  DATE           DATE       PER SHARE      INCOME     CAPITAL (c)   REINVEST PRICE
--------       --------   ------------   ----------   -----------   --------------
COMMON STOCK
   03/25/08    03/17/08     $0.15000            --      $0.15000       $10.3437
   06/24/08    06/16/08      0.15000            --       0.15000         9.0576
   09/24/08    09/16/08      0.15000            --       0.15000         7.4390
   12/17/08    12/12/08      0.12000            --       0.12000         4.2418
                            --------          ----      --------
                            $0.57000            --      $0.57000
                            --------          ----      --------
6.000% SERIES B CUMULATIVE PREFERRED SHARES
   03/26/08    03/18/08     $0.37500      $0.31090      $0.06410
   06/26/08    06/19/08      0.37500       0.31090       0.06410
   09/26/08    09/19/08      0.37500       0.31090       0.06410
   12/26/08    12/18/08      0.37500       0.31090       0.06410
                            --------      --------      ---------
                            $1.50000      $1.24360      $0.25640
                            --------      --------      ---------

SERIES C AUCTION RATE CUMULATIVE PREFERRED SHARES

     Series C Auction Rate Cumulative Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days. There were no 2008 distributions derived from long-term capital gains for the Series C Auction Rate Cumulative Preferred Shares.

     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2008 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. There were no long-term gain distributions for the year ended December 31, 2008.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME, AND U.S. GOVERNMENT SECURITIES INCOME

     The Fund paid to 6.00% Series B Cumulative Preferred shareholders ordinary income dividends of $1.24360 per share in 2008. The Fund paid weekly distributions to Series C Auction Rate Cumulative Preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $628.35200 per share in 2008. For the year ended December 31, 2008, 100.0% of the ordinary dividend qualified for the dividends received deduction available to corporations, and 100.0% of the ordinary income distribution was qualified dividend income. The percentage of ordinary income dividends paid by the Fund during 2008 derived from U.S. Treasury securities was 0.75%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2008. The percentage of net assets of U.S. Government securities held as of December 31, 2008 was 15.3%.

                         HISTORICAL DISTRIBUTION SUMMARY

                                           SHORT-        LONG-
                                            TERM         TERM      NON-TAXABLE                      ADJUSTMENT
                            INVESTMENT     CAPITAL      CAPITAL     RETURN OF          TOTAL            TO
                            INCOME (b)    GAINS (b)      GAINS       CAPITAL     DISTRIBUTIONS(e)   COST BASIS
                            ----------   ----------   ----------   -----------   ----------------   ----------
COMMON STOCK
   2008 .................           --           --           --   $  0.57000    $    0.57000       $0.57000(d)
   2007 .................      0.07790   $  0.26410   $  0.40800           --         0.75000             --
   2006 .................      0.23073      0.01224      0.38703           --         0.63000             --
   2005 .................      0.12450      0.00800      0.46750           --         0.60000             --
   2004 .................           --           --           --           --              --             --
   2003 .................           --           --           --           --              --             --
   2002 .................           --           --           --           --              --             --
   2001 .................      0.00580      0.01060      0.04360           --         0.06000             --
   2000(a) ..............      0.16300      0.20880      1.20320           --         1.57500             --
   1999 .................           --      1.28340      2.33660           --         3.62000             --
   1998 .................           --      0.19950      0.60050           --         0.80000             --
   1997 .................      0.00580      0.26820      0.57600           --         0.85000             --
   1996 .................      0.01030      0.07900      0.28570           --         0.37500             --
   1995(c) ..............      0.07880      0.15290      0.01830           --         0.25000             --
   1994 .................      0.03050      0.00100      0.00140      0.01710         0.05000        0.01710(d)
6.000% SERIES B CUMULATIVE PREFERRED SHARES
   2008 .................   $  1.24360           --           --   $  0.25640    $    1.50000       $0.25640
   2007 .................      0.15560   $  0.52840   $  0.81600           --         1.50000             --
   2006 .................      0.54940      0.02930      0.91230           --         1.50000             --
   2005 .................      0.31120      0.02000      1.16880           --         1.50000             --
   2004 .................      0.41320      0.28440      0.80240           --         1.50000             --
   2003 .................           --           --      1.10420           --         1.10420             --
SERIES C AUCTION RATE CUMULATIVE PREFERRED STOCK
   2008 .................   $628.35200           --           --   $129.44800    $  757.80000
   2007 .................    140.12030   $475.50103   $734.35867           --     1,349.98000     $129.44800
   2006 .................    447.80000     23.74500    751.09500           --     1,222.64000             --
   2005 .................    172.40170     11.08530     647.7330           --       831.22000             --
   2004 .................    103.27300     71.04640    200.52090           --       374.87000             --
   2003 .................           --           --    227.06000           --       227.06000             --

----------
(a) On June 19, 2000, the Company also distributed Rights equivalent to $1.46 per share based upon full subscription of all issued shares.

(b)  Taxable as ordinary income.

(c) On August 11, 1995, the Company also distributed Rights equivalent to $0.46 per share based upon full subscription of all issued shares.

(d)  Decrease in cost basis.

(e)  Total amounts may differ due to rounding.

     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Global Multimedia Trust Inc. (the "Fund") is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A SHAREHOLDER?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                                    (GRAPHIC)

                             DIRECTORS AND OFFICERS
                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,
   GAMCO INVESTORS, INC.

Dr. Thomas E. Bratter
   PRESIDENT & FOUNDER, JOHN DEWEY ACADEMY

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER MANAGING DIRECTOR & CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT,
   PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
   MEDICAL DIRECTOR,
   LAWRENCE HOSPITAL

Salvatore J. Zizza
   CHAIRMAN, ZIZZA & CO., LTD.

OFFICERS

Bruce N. Alpert
   PRESIDENT

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER

Laurissa M. Martire
   VICE PRESIDENT & OMBUDSMAN

Agnes Mullady
   TREASURER AND SECRETARY

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.

STOCK EXCHANGE LISTING

                                     6.00%
                        Common     Preferred
                      ----------   ---------
NYSE-Symbol:              GGT       GGT PrB
Shares Outstanding:   13,994,153    971,249

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI
(800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

                                    (GRAPHIC)

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: www.gabelli.com
                           E-MAIL: closedend@gabelli.com             GGT Q4/2008

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $48,800 for 2007 and $58,200 for 2008.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $7,200 for 2007 and $9,212 for 2008. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,350 for 2007 and $4,000 for 2008. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and
          (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b) 100%

               (c) 100%

               (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2007 and $0 for 2008.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony R. Pustorino, Werner J. Roeder and Salvatore J. Zizza.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS


         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

         The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

           Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.       CONFLICTS OF INTEREST.

                  The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

                  In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

         B.       OPERATION OF PROXY VOTING COMMITTEE

                  For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms ("VAFs") - Issued by Broadridge Financial Solutions, Inc. ("Broadridge") VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue


5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o     Banks and brokerage firms using the services at Broadridge:

      The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

o     Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o    A sample ERISA and Individual contract.

o    A sample of the annual authorization to vote proxies form.

o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A
                                PROXY GUIDELINES






PROXY VOTING GUIDELINES





GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS


The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
        This may include such areas as:
        -Paying greenmail
        -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
o    Overall performance


SELECTION OF AUDITORS


In general, we support the Board of Directors' recommendation for auditors.



BLANK CHECK PREFERRED STOCK


We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.



CLASSIFIED BOARD


A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.



INCREASE AUTHORIZED COMMON STOCK


The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
        -Stock split
        -Stock option or other executive compensation plan
        -Finance growth of company/strengthen balance sheet
        -Aid in restructuring
        -Improve credit rating
        -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.


CONFIDENTIAL BALLOT


We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING


In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.



DIRECTOR LIABILITY AND INDEMNIFICATION


We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.


EQUAL ACCESS TO THE PROXY


The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.


FAIR PRICE PROVISIONS


Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.



GOLDEN PARACHUTES


Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.



ANTI-GREENMAIL PROPOSALS


We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.



LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS


We support the right of shareholders to call a special meeting.


CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER


This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.



MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS


Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.



MILITARY ISSUES


Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.


NORTHERN IRELAND


Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW


This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation
o    Management history of responsiveness to shareholders
o    Other mitigating factors



POISON PILL


In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.



REINCORPORATION


Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.


STOCK OPTION PLANS


Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS


Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.


LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT


Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Global Multimedia Trust Inc., (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

Lawrence J. Haverty, Jr., CFA, is associate portfolio manager of the Gabelli Global Multimedia Trust. (2005 - present). Prior to 2005 Mr. Haverty was a managing director for consumer discretionary research at State Street Research, the Boston-based subsidiary of Metropolitan Life Insurance Company.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

                                                                                                   Total Assets
                                                                                No. of Accounts     in Accounts
                                                    Total                        where Advisory   where Advisory
                                               No. of Accounts                  Fee is Based on    Fee is Based
Name of Portfolio Manager   Type of Accounts       Managed       Total Assets     Performance     on Performance
-------------------------   ----------------   ---------------   ------------   ---------------   --------------
1. Mario J. Gabelli         Registered                 24             10.4B             6               3.3B
                            Investment
                            Companies:

                            Other Pooled               22            355.1M            19             316.4M
                            Investment
                            Vehicles:

                            Other Accounts:         2,049              8.1B             6             994.1M

2. Lawrence J. Haverty,     Registered                  0                0              0                0
Jr.                         Investment
                            Companies:

                            Other Pooled                0                0              0                0
                            Investment
                            Vehicles:

                            Other Accounts:             0                0              0                0

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli's case, the Adviser's compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the respective Portfolio Manager's compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario Gabelli and Lawrence J. Haverty, Jr. owned over $1,000,000 and $0 - $10,000, respectively, of shares of the Trust as of December 31, 2008.

(B)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                                    (c) TOTAL NUMBER OF          (d) MAXIMUM NUMBER (OR
                                                                     SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
              (a) TOTAL NUMBER OF                                  PURCHASED AS PART OF      SHARES (OR UNITS) THAT MAY YET
               SHARES (OR UNITS)       (b) AVERAGE PRICE PAID     PUBLICLY ANNOUNCED PLANS    BE PURCHASED UNDER THE PLANS
 PERIOD            PURCHASED             PER SHARE (OR UNIT)             OR PROGRAMS                   OR PROGRAMS
--------   ------------------------   ------------------------   -------------------------   ------------------------------
Month #1   Common - N/A               Common - N/A               Common - N/A                Common - 13,994,153
07/01/08

through    Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - N/A    Preferred Series B - 993,100
07/31/08

Month #2   Common - N/A               Common - N/A               Common - N/A                Common - 13,994,153
08/01/08

through    Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - N/A    Preferred Series B - 993,100
08/31/08

Month #3   Common - N/A               Common - N/A               Common - N/A                Common - 13,994,153
09/01/08

through    Preferred Series B - 400   Preferred Series B -       Preferred Series B - 400    Preferred Series B - 993,100 -
09/30/08                              $21.2500                                               400 = 992,700

Month #4   Common - N/A               Common - N/A               Common - N/A                Common - 13,994,153
10/01/08

through    Preferred Series B -       Preferred Series B -       Preferred Series B -        Preferred Series B - 992,700 -
10/31/08   14,903                     $19.2807                   14,903                      14,903 = 977,797

Month #5   Common - N/A               Common - N/A               Common - N/A                Common - 13,994,153
11/01/08

through    Preferred Series B -       Preferred Series B -       Preferred Series B - 3,590  Preferred Series B - 977,797 -
11/30/08   3,590                      $20.5971                                               3,590 = 974,207

Month #6   Common - N/A               Common - N/A               Common - N/A                Common - 13,994,153
12/01/08

through    Preferred Series B -       Preferred Series B -       Preferred Series B - 2,958  Preferred Series B - 974,207 -
12/31/08   2,958                      $20.2508                                               2,958 = 971,249
Total      Common - N/A               Common - N/A               Common - N/A                N/A

           Preferred Series B -       Preferred Series B -       Preferred Series B -
           21,851                     $19.3130                   21,851

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
     15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   The Gabelli Global Multimedia Trust Inc.
              ------------------------------------------------------------------



By (Signature and Title)*   /s/ Bruce N. Alpert
                            ----------------------------------------
                            Bruce N. Alpert, Principal Executive
                            Officer

Date 3/9/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ Bruce N. Alpert
                            ----------------------------------------
                            Bruce N. Alpert, Principal Executive
                            Officer

Date 3/9/09


By (Signature and Title)*   /s/ Agnes Mullady
                            ----------------------------------------
                            Agnes Mullady, Principal Financial
                            Officer and Treasurer

Date 3/9/09

* Print the name and title of each signing officer under his or her signature.